SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

The original Form 8-K filed on November 19, 2007 has been amended by this Form 8-K/A to amend the Pooling Agreement dated as of October 31, 2007 previously filed with respect to the Bear Stearns Structured Products Inc. Trust, Series 2007-R8.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code, is (212) 272-2000.

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On October 31, 2007, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Structured Products Inc. Trust, Series 2007-R8, pursuant to a Pooling Agreement, dated as of October 31, 2007, between Structured Asset Mortgage Investments II Inc., as depositor and Wells Fargo Bank, N.A. as trustee and group V exchange trust trustee.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.01	Pooling Agreement, dated as of October 31, 2007, between Structured Asset Mortgage Investments II Inc., as depositor and Wells Fargo Bank, N.A., as trustee and group V exchange trust trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

Dated: December 4, 2007

[Second 8-K/A – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
10.01	4	Pooling Agreement	5